Other current receivables	12 Months Ended
Dec. 31, 2022
Other current receivables [Abstract]
Other current receivables

10.Other current receivables

	As of
	December 31,
In CHF thousands	2022	2021
Other current receivable	124	101
Swiss VAT	249	327
Withholding tax	19	—
Total other current receivables	392	428

The maturity of these assets is less than 3 months. The Company considers the counterparty risk as low and the carrying amount of these receivables is considered to approximate their fair value.